Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in the Registration Statement of Dyntek, Inc. and Subsidiaries on Form S-1 of our report dated September 26, 2003 appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the heading " Experts" in such Prospectus.

                                                       /s/ Marcum & Kliegman LLP

New York, New York
March 29, 2004